Exhibit 99.1

Investor Presentation September 2009

2 Who We Are Main Sub: Rockland TrustMarket: Eastern MassachusettsLoans: $3.4 BDeposits: $3.3 B$AUM: $1.2 BEquity: $0.4 BNASDAQ: INDB

3 Key Messages Business lines performing wellGenerating robust loan/core deposit volumesGaining customers from industry falloutBuilding franchise value via market extensionWe're more than a traditional community bankDisciplined risk management cultureStrong tangible and regulatory capital

4 Company Footprint 71 Branches 3 Mortgage Banking Centers 12 Commercial Banking Centers 4 Investment Management CentersBusiness generation extends beyond S.E. Mass. footprint Source: SNL Financial; Deposit/Market Share data as of June 30, 2008 including pending transactions. (Includes Credit Unions)

5 2007 2008 1H '09 A 363 B 428 C 288 2007 2008 1H '09 A 318 B 401 C 178 Strong Organic Growth in Priority Portfolios (Millions) 6/09 vs. 6/08(ex acquis) 6/09 vs 3/09(ex acquis) 10% 15% Comm'l Loan Originations Consumer Loan Originations(Resi's & Home Eq.) +26% +18% Comm'l Loan $ Bal. Home Equity $ Bal. 11% 6% annualized annualized

6 Repositioning the Balance Sheet Home Eq/Oth. Consumer Loans Consumer-Resi's & Auto Loans Securities & ST Investments Commercial Loans 0.11 0.25 0.27 0.37 Home Eq./Oth. Consumer Loans Consumer - Resi's & Auto Loans Securities & ST Investments Commercial Loans 0.12 0.18 0.17 0.53 2005 $2.8 B 2Q 2009 $4.1 B More Attractive Earning Asset Mix Shift Towards Higher Yielding Assets

7 Improved Funding Mix - Lower Cost Deposits Savings/ Now C/D's Money Market Demand Deposits 0.3 0.29 0.2 0.21 TOTAL DEPOSITS 2Q 2009$3.3 BAVERAGE COST - TOTAL DEP: 1.03% Very Focused On Containing Deposit Costs Core deposits ?11% annual. vs 1Q09Core Deposits: 71%No broker CD's

8 Reducing Below - Hurdle Assets Indirect Consumer Loans $ Millions 2005 2006 2007 Q1 '08 Q2 '08 Q3 '08 2008 2Q09 274 218 166 147 137 141 135 111 Shedding Non-Relationship Assets Accounted for 30% of total 2008 net chargeoffs

9 Avoided Industry Pitfalls No outsized credit chargesNo subprime exposureNo Fannie or Freddie exposureNo loss ($P&L) quartersNo dilutive common equity raisingNo dividend cutsModest securities impairment

10 Disciplined Credit Culture Longstanding underwriting conservatismLoan portfolio based within footprintIn-depth knowledge of local marketsNo wholesale originations of any loan typeWorkout team in place for 16 years

11 2007 2008 1Q09 2Q09 3.1 6.2 3.6 1.9 Asset Quality - No Drama Net Charge Offs ($ Millions) NPL's ($ Millions) Dec '07 Dec '08 1Q09 2Q09 7.6 26.9 29 31.5 0.37% 1.01% 1.08% 0.93% Loss Rate NPL % Rising with weakening economy Losses well-contained 16bp 24bp 53bp* 23bp * *annualized

12 Commercial Real Estate Portfolio $1.7 Billion

13 Commercial Real Estate Portfolio

14 Strong Loan Loss Reserves Reserves a Healthy Multiple of Loss Rate Reserves/Loans* Net Chargeoffs/Avg. Loans * Excludes loans acquired at fair value in 2Q09

15 Strong Capital Total Risk-Based % Tier 1 Leverage % Q4 '05 Q4 '06 Q4 '07 Q1 '08 Q2 '08 Q3 '08 4Q08 2Q09 0.0771 0.0758 0.0805 0.0758 0.0802 0.0855 0.0761 0.0769 4Q08 2Q09 0.119 0.1155 Tangible Capital % Q4 '05 Q4 '06 Q4 '07 Q1 '08 Q2 '08 Q3 '08 4Q08 2Q09 0.057 0.058 0.063 0.063 0.059 0.0691 0.054 0.053 0.053 (1) Includes tax deductibility of certain goodwill (1)

16 Attentive to Shareholder Returns 2003 2004 2005 2006 2007 2008 1H'09 East 0.52 West 0.56 North 0.6 0.64 0.68 0.72 0.36 *declared Cash Dividends* Per Share

17 2009 Financial Results Reported Earnings Operating Earnings Fundamentals in Excellent Shape $Mil Diluted EPS. $0.32 $(0.19) $0.33 $0.33 .......Operating Earnings...... Includes Special FDIC Assessment Securities impairment (OTTI)- Accrued CPP preferred div. Excludes M&A charges CPP repayment charge- Security gains Q4 '05 Q4 '06 Q4 '07 Q1 '08 Q2 '08 Q3 '08 1Q09 2Q09 0.0771 6.4 0.0805 0.7 0.0802 0.0855 0.0761 0.0769 Q4 '05 Q4 '06 Q4 '07 Q1 '08 Q2 '08 Q3 '08 1Q09 2Q09 0.0771 5.3 0.0805 6.8 0.0802 0.0855 0.0761 0.0769 Robust comm'l loan growth Signif. margin improvement Core dep. up to 71%Growing wealth mgmt. Stable asset quality Strong capital

18 Net Interest Margin Holding Up Despite Difficult Conditions

19 2005 2006 2007 Q1 '08 Q2 '08 Q3 '08 Q3 '08 YTD 2008 1H '09 2Q09 YTD 5.3 6.1 8.1 2.7 11.1 3.1 2.8 8.6 5 2.7 5 4Q05 4Q06 4Q07 4Q08 1Q09 2Q09 680 816 1289 1124 1066 1152 Fee Based Revenues - Steady and Growing Source 109% Assets Under Management($ Millions) Wealth Management Revenue($ Millions) Wealth Management - Strategic Priority Natural Fit with Client Base Change in Retail Origination Model Paying Off Recent O'Connell Acquisition Extends Reach $ AUM holding up comparatively well in very weak markets # of Accounts 1,342 1,528 2,501 2,756 2,817

INDEPENDENT
BANK CORP.
Parent of Rockland Trust

Acquisition Criteria

- Strategic Fit
- Low Risk
- Accretive to Earnings
- Opportunistic/Targeted
- Complementary Products

20

INDEPENDENT BANK CORP.
Parent of Rockland Trust

Acquisition of Benjamin Franklin Bancorp. (BFBC) Strategic Rationale

- Contiguous expansion into highly attractive markets
- Greater access to Boston's western suburbs
  - Excellent demographics and higher density
- Acquiring a healthy, well-run, growing community bank
- Building franchise value – solid loan and deposit base
- Ability to penetrate Benjamin Franklin Bancorp.'s customer base with INDB's deeper product set
- Financially beneficial – accretive in Year 1

21

22 INDB/BFBC Footprint INDB: 60 Branches BFBC: 11 Branches BFBC 12/31/08 ($MM)Deposits: $653Loans: $689Equity: $110

23 Attractive Demographics Source: SNL Financial MA INDB BFBC A 68.176 B 70.9 C 85.7 C Median HH Income ($ Thou.)2008 Total Population (Thou.)2008 INDB/BFBC Proforma MA A 3430 B 6518 C

24 Building Franchise Value Disciplined Acquisitions $336mm Deposits$135mm Loans16 Branches Deal Value: $40mm12% Dep. Premium FleetDivest. Aug '00 $158mm Assets$137mm Deposits4 Branches Deal Value: $37mm11% Dep. Premium FalmouthBancorpJul '04 IRS Sec. 1031Like-Kind ExchangeServices Deal Value: N/ACash Deal w/ Earn-Out CompassExchangeJan '07 $200mm AUM Deal Value: N/ACash Deal w/ Earn-Out O'ConnellInvestmentsNov '07 $610mm Assets$409mm Deposits9 Branches Deal Value: $105MM17% Dep. Premium Slade's FerryBancorpMar '08 $998mm Assets$653mm Deposits 11 Branches Deal Value: $84.5mm2% Dep. Premium BenjaminFranklin Bancorp.Apr '09 All Acquisitions Immediately Accretive BANK NON-BANK

Independent Bank Corp.
Parent of Rockland Trust

Recent Positive Developments

- Ben Franklin integration completed
  - Systems converted
  - Frontline staff retained
  - Balance sheet de-levered
- Treasury CPP funds fully repaid ($78MM)
  - Among 1st in country to do so
  - Did not need to raise replacement equity
- Awarded $50MM in federal tax credits
  - New Markets Tax Credit Program – community lending
  - Only Mass. bank recipient (30 nationally)
  - 3rd time award recipient
- Promising economic developments
  - Major film studios planned in S.E. Mass.

25

INDEPENDENT
BANK CORP.
Parent of Rockland Trust

Our GamePlan in Very Challenging Environment

- Expand business with new and existing customers
- Hit the ground running with Ben Franklin customers
- Fulfill local credit needs while maintaining discipline
- Cultivate strong deposit base with rational pricing
- Continue to capitalize on competitive dislocations
- Exert expense restraint while funding growth initiatives
- Take an opportunistic and selective approach to bank and inv. mgmt. acquisitions

26

INDEPENDENT
BANK CORP.
Parent of Rockland Trust

INDB – Investment Merits

- Building franchise value in attractive markets
- Strong on-the-ground business volumes
- Operating platform that can be leveraged further
- Balance sheet equipped to deal with severe environment
- Grounded management team - does not "reach for earnings"
- Aligned with shareholders – insider ownership 9%
- Positioned to grow, build, and acquire to drive long-term value creation

27

Statements contained in this presentation that are not historical facts are "forward- looking statements" that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. NASDAQ Ticker: INDBwww.rocklandtrust.comDenis Sheahan - CFOShareholder Relations: Jennifer Kingston (781) 878-6100